                                                                   EXHIBIT 10.40

                                 LIMITED WAIVER
                TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                                                                 August 31, 1999

Granite Broadcasting Corporation
767 Third Avenue, 34th Floor
New York, New York 10017

Ladies and Gentlemen:

          This Limited Waiver (this "Limited Waiver") is dated as of August 31, 1999 and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of June 10, 1998, by and among Granite Broadcasting Corporation (the "Company"), the lenders party thereto ("Lenders"), Bankers Trust Company, as Administrative Agent ("Administrative Agent"), The Bank of New York, as Documentation Agent, and Goldman Sachs Credit Partners L.P., Union Bank of California, N.A., and ABN Amro Bank N.V., as Co-Agents, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of March 23, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

          Pursuant to that certain Purchase and Sale Agreement dated as of April 28, 1999, by and among CBS Corporation, a Pennsylvania corporation, Company, KBVO, Inc. ("KBVO") and KBVO License, Inc. ("KBVO License"), Company, KBVO and KBVO License have agreed to sell television station KEYE-TV (formerly KBVO-TV) serving Austin, Texas and the assets relating thereto (the "KEYE Sale") and the closing of such transaction is expected to occur on or about August 31, 1999.

          Company has informed Lenders that it intends to prepay all outstanding Loans with the Net Cash Proceeds of the KEYE Sale and to use the Net Cash Proceeds remaining after such prepayment (the "Excess Proceeds") to redeem or repurchase a portion of its Subordinated Indebtedness in compliance with the terms of the Credit Agreement and the indentures pursuant to which such Subordinated Indebtedness was issued.

          Company has also informed the Lenders that it does not expect to be able to comply with the provisions of Subsection 7.6A (Maximum Total Debt Ratio) until it has been able to effect such redemptions and has requested the waiver of Subsections 7.6A, 7.5(iv) and 7.7 of the Credit Agreement on the terms and conditions set forth below.

          By their execution of a counterpart of this Limited Waiver, Requisite Lenders agree to waive the provisions of Subsection 7.6A of the Credit Agreement and the provisions of Subsections 7.7 and 7.5(iv) of the Credit Agreement requiring compliance with the provisions of

Subsection 7.6 and Subsections 7.5(iv)(b) and 7.5(iv)(f)(y), respectively, on a Pro Forma Basis on the closing of the KEYE Sale and on any redemption or repurchase of Convertible Preferred Stock; provided, that (i) Company prepays
                                           --------
all Loans outstanding on the date of the closing of the KEYE Sale with the Net Cash Proceeds thereof, (ii) Company would be in compliance with the provisions of Subsection 7.6A if pro forma effect were given to the redemption of Subordinated Indebtedness in an amount equal to the Excess Proceeds after giving effect to any redemptions and repurchases thereof after the date of the KEYE Sale, and (iii) the Excess Proceeds are, to the extent required by Subsection 2.4B(iii)(a) of the Credit Agreement, deposited in a collateral account maintained with the Administrative Agent; provided, further, that the waiver of
                                          --------  -------
Subsection 7.6A set forth herein shall remain in effect until the earlier of (x) the date when the proposed redemption of Subordinated Indebtedness is effected in accordance with the terms of the Credit Agreement or (y) the date which is 170 days after the date of the closing of the KEYE Sale.

          Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relate solely to compliance the provisions of Subsection 7.6A of the Credit Agreement and the provisions of Subsections 7.7 and 7.5(iv) of the Credit Agreement requiring compliance with the provisions of Subsection 7.6 and Subsections 7.5(iv)(b) and 7.5(iv)(f)(y), respectively, on a Pro Forma Basis on the closing of the KEYE Sale and on any redemption or repurchase of Convertible Preferred Stock for the time period set forth above. Nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein, (b) prejudice any right or remedy that Administrative Agent may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or (c) create any obligation on the part of Administrative Agent to renew or extend the waiver contained herein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

          Each Subsidiary of Company hereby acknowledges that it has read this Limited Waiver and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of such Subsidiary under the Subsidiary Guaranty shall not be impaired or affected and the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          In order to induce the Administrative Agent and Requisite Lenders to enter into this Limited Waiver, the Company by its execution of a counterpart of this Limited Waiver, represents and warrants that (a) no Event of Default or Potential Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver,
(b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and (c) the Company and its Subsidiaries have performed all agreements to be performed on their part as set forth in the Credit Agreement.

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

          This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver shall become effective as of the date hereof upon the execution of counterparts hereof duly executed by Company, its Subsidiaries and Requisite Lenders or, in the case of any Lender, telecopy or telephone confirmation from such Lender of its execution hereof. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Limited Waiver and the documents and transactions contemplated hereby shall be for the account of Company. THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  [Remainder of page intentionally left blank]

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

                              ADMINISTRATIVE AGENT:

                              BANKERS TRUST COMPANY, individually and as Administrative Agent and Collateral Agent

                              By:   /s/ Patricia Hogan
                                    ------------------------------------
                                    Patricia Hogan
                                    Principal



ACKNOWLEDGED AND APPROVED BY:

BORROWER:

GRANITE BROADCASTING CORPORATION

By:  /s/ Lawrence I. Wills
     ---------------------------
     Lawrence I. Wills
     Vice President

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

SUBSIDIARIES:

GRANITE RESPONSE TELEVISION, INC.
KBVO, INC.
KBVO LICENSE, INC.
KNTV, INC.
KNTV LICENSE, INC.
RJR COMMUNICATIONS, INC.
KBJR LICENSE, INC.
SAN JOAQUIN COMMUNICATIONS CORPORATION
KSEE LICENSE, INC.,
WPTA-TV, INC.
WPTA-TV LICENSE, INC.
WTVH, INC.
WTVH LICENSE, INC.
WWMT-TV, INC.
WWMT-TV LICENSE, INC.
WKBW-TV, INC.
WKBW-TV LICENSE, INC.
QUEEN CITY BROADCASTING, INC.
QUEEN CITY BROADCASTING OF NEW YORK, INC.
WEEK, INC.
WEEK LICENSE, INC.
WXON, INC.
WXON LICENSE, INC.
WLAJ, INC.
WLAJ LICENSE, INC.
WEEK-TV LICENSE, INC.
PACIFIC FM INCORPORATED
KOFY-TV LICENSE, INC.

By:  /s/ Lawrence I. Wills
     -----------------------------
     Lawrence I. Wills
     Vice President

LENDERS:

THE BANK OF NEW YORK,
as Documentation Agent and a Lender

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

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

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Co-Agent and a Lender

By:  _________________________________________
     Name:______________________________
     Title:______________________________


UNION BANK OF CALIFORNIA, N.A.,
as a Co-Agent and a Lender

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

ABN AMRO BANK N.V., NEW YORK BRANCH,
as a Co-Agent and a Lender

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

NATEXIS BANQUE BFCE,
as a Lender

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________


COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE,
as a Lender

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________


By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

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

HELLER FINANCIAL, INC.,
as a Lender

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

PARIBAS,
as a Lender



By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________



THE BANK OF NOVA SCOTIA,
as a Lender

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

BANQUE NATIONALE DE PARIS,
as a Lender



By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

By:  _________________________________________
     Name:_______________________________
     Title:_______________________________



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

MELLON BANK, N.A.,
as a Lender



By:  _________________________________________
     Name:_______________________________
     Title:_______________________________


BANK OF TOKYO-MITSUBISHI TRUST,
as a Lender



By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

FREMONT FINANCIAL CORPORATION,
as a Lender



By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

SOUTHERN PACIFIC BANK,
as a Lender



By:  _________________________________________
     Name:_______________________________
     Title:_______________________________

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